UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 23, 2003

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	00-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.  The following Exhibit is being furnished herewith:

99.1         Registrant’s Press Release dated October 23, 2003.

99.2         Transcript of Registrant’s conference call on October 23, 2003 respecting third quarter earnings.

Item 12.                            Results of Operations and Financial Conditions.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October  23, 2003, we announced and held a conference call respecting our results of operations and financial position as of and for the three month period ended September 27, 2003. The press release is attached hereto as Exhibit 99.1, and the trascript of the conference call is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date October 27, 2003	By:	/s/ EDWARD L. KAPLAN
Chairman of the Board and Chief Executive Officer